UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2013

POWERSECURE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-12014	84-1169358
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolina	27587
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (919) 556-3056

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 7, 2013, PowerSecure International, Inc., a Delaware corporation (the “Company”), issued a press release announcing its financial results for the fiscal quarter ended June 30, 2013 and announcing that it is holding a conference call regarding its financial results and its business operations, strategic initiatives and future prospects at 5:30 p.m., Eastern time, on August 7, 2013. The full text of the Company’s press release containing this announcement is attached to this Report as Exhibit 99.1 and incorporated herein by this reference.

The press release attached to this Report as Exhibit 99.1 contains references by the Company to certain non-GAAP financial information. A reconciliation of this non-GAAP financial measure to the comparable GAAP financial measure is contained in the press release attached as Exhibit 99.1.

The press release attached to this Report as Exhibit 99.1 also contains forward-looking statements relating to the Company’s future performance, and such forward-looking statements are made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A more thorough discussion of certain risks, uncertainties and other factors that may affect the Company’s operating results is set forth under the items “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2012 and in the Company’s Quarterly Report on Form 10-Q for fiscal quarter ended June 30, 2013 that the Company expects to file on or about August 7, 2013, as well as other risks, uncertainties and other factors discussed in subsequent reports, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, that the Company files with or furnishes to the Securities and Exchange Commission.

The information in this Item 2.02, including Exhibit 99.1, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The Company’s common stock, par value $.01 per share (“Common Stock”), is listed and traded on The NASDAQ Global Select Market. On August 6, 2013, the Company received notice from the New York Stock Exchange (the “NYSE”) that its common stock, par value $.01 per share (“Common Stock”), was approved for listing and trading on NYSE. The Company expects that its Common Stock will begin trading on the NYSE on August 28, 2013 under its current symbol “POWR”. Until such time, the Common Stock will continue trading on The NASDAQ Global Select Market.

On August 6, 2013, the Company informed the NASDAQ Stock Market LLC (“NASDAQ”) that it (i) intends to transfer the listing the Common Stock to the NYSE and (ii) requested that NASDAQ cease trading of its Common Stock effective at the close of the market on August 27, 2013.

On August 7, 2013, the Company issued a press release announcing the transfer of the listing of its Common Stock from The NASDAQ Global Select Market to the NYSE. The full text of the Company’s press release containing this announcement is attached to this Report as Exhibit 99.2 and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of PowerSecure International, Inc., issued August 7, 2013, announcing its financial results for the fiscal quarter ended June 30, 2013

99.2	Press Release of PowerSecure International, Inc., issued August 7, 2013, announcing transfer of Common Stock listing to the NYSE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSECURE INTERNATIONAL, INC.

By: /s/ Christopher T. Hutter
Christopher T. Hutter
Executive Vice President and Chief Financial Officer

Dated: August 7, 2013

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